Exhibit 99.1

Maven (noun | ma·ven | ˈ mā - v ə n ): Independent media; professional, authentic, authority, evangelist and recognized community leader for a specific topic, cause or organization

Cautionary Statements Regarding Forward - Looking Information This Document by theMaven , Inc. (“Parent”), which includes information for its wholly owned subsidiaries Maven Coalition, Inc., HubPages , Inc. and SM Acquisition Co., Inc. (collectively “ theMaven ,” “Company” or “we”) contains “forward - looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward - looking statements relate to future events or future performance and include, without limitation, statements concerning the Company’s business strategy, future revenues, market growth, capital requirements, product introductions and expansion plans and the adequacy of the Company’s funding. Other statements contained in this Document that are not historical facts are also forward - looking statements. The Company has tried, wherever possible, to identify forward - looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and other comparable terminology. The Company cautions investors that any forward - looking statements presented in this Document, or that the Company may make orally or in writing from time to time, are based on the beliefs of, assumptions made by, and information currently available to, the Company. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties and factors that are beyond the Company’s control or ability to predict. Although the Company believes that its assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, the Company’s actual future results can be expected to differ from its expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward - looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. More detailed information about the Company and the risk factors that may affect the realization of forward - looking statements is set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10 - K. This Document and all subsequent written and oral forward - looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company does not undertake any obligation to release publicly any revisions to its forward - looking statements to reflect events or circumstances after the date of this Document. This Document shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state. Regarding Financial Projections Projections of future financial performance have been prepared by the Company to assist in the evaluation of the Company and are not to be relied upon as an accurate representation of future results. Furthermore, because the pro forma financial information is based upon estimates and assumptions about circumstances and events that have not been audited and are subject to variation, there can be no assurance that the unaudited proforma data will be attained. Predictions and projections as to future events are subject to a high degree of risk and uncertainty. The pro forma financial information should not be regarded as a representation, expressed or implied, by the Company or any person that the results set forth therein will be achieved. Changes in facts underlying the assumptions, among others, may have a material adverse effect upon the Company’s business, results of operation and financial condition. The Company does not intend to update or otherwise revise the projections or proforma data to reflect circumstances existing after the date of this document or to reflect the occurrence of unanticipated events even if any or all of the underlying assumptions do not come to fruition. Further, the Company does not intend to update or revise the projections or proforma data to reflect changes in general economic conditions. The projections were not prepared under the guidelines established by the American Institute of Certified Public Accountants or any other rules or regulations of any governing authority. There can be no assurance that the projections will be realized. It can be expected that actual results will vary from those set forth in the projections, and the variations may be material and adverse. Prospective investors are cautioned not to place reliance on the projections or proforma data. 2

Opportunity Summary Rapid Scale : In less than 2 years, through two acquisitions and organic growth, the company has grown from startup to over 100 million monthly visitors 1 Market Urgency : Facebook’s and YouTube’s relationships with mavens have imploded, no longer offering a sustainable business model, meaning mavens are in flight and are universally available if we move fast Coalition Model : Independent media mavens operating on a shared business services platform and earning equity in the company. A proven business model that has succeeded for this team multiple times Three - way Merger Created A Market Leader : Merging 3 competitors in 2018 created a top 20 US digital media property when Maven, Say Media, and HubPages became a single consumer product, on one business platform, under one brand Leveraged Operating Model : Maven is a software model, which means as the coalition and revenue scales, operating costs remain relatively flat. Q3 - 18 expense cuts removed $5m in annualized costs going forward. This model, through growth of channels and increased ad sales emphasis, will increase revenue per user over time, without corresponding increases in operating expense Rewards Are High : Rapidly growing digital media companies are rewarded with very high multiples Exceptional executive and engineering team : Senior leadership with over 27 years of experience successfully building media coalitions including C - suite or senior engineering level at Yahoo!, Microsoft, Google, Fox and Omnicom 3 1: Audience number represents the combination of monthly unique visitors for each of the 3 companies, as reported by Google A nal ytics

Three-Way Merger Created A Market Leader

In Q3/4 2018 Maven acquired our two largest competitors

- HubPages, Acquired 8-2018
- Say Media, Acquired 12-2018

With consolidated operations, the result is a coalition with 100's of channels and thousands of writers

100+ million monthly readers positions Maven as one of the largest news and information destinations


Maven
Independent Journalists
HubPages
Expert Writers
Say Media
Professional Brands
100m Monthly Readers

Watch video interviews with the leaders of the coalition: Founders Interview

1: Audience number represents the combination of monthly unique visitors for each of the 3 companies, as reported by Google Analytics

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Use of Funds : Say Media Merger Large scale asset constrained by debt and overhead Say Media was identified as an accretive acquisition that would add revenue, user scale, technology, and a field advertising sales force to the Maven coalition • Publisher platform with over 300 publishers, 42 million monthly users, and $12.5m in 2017 revenue (unaudited) • Distressed asset losing $500k per month (March 2018, unaudited), with over $15 million in long and near term liabilities Maven signed LOI in March 2018 to acquire Say Media Definitive merger agreement signed 10/2018 • $10 million to retire historical liabilities • 2 million shares of MVEN stock to retained Say Media employees (3 year vest, 1 year cliff) • 5.5 million shares of MVEN stock to Say Media preferred shareholders Merger efficiencies and debt retirement unlock asset value Maven and Say Media have operated in an integrated fashion since March 2018. Significant operational improvements to the Say Media business have increased the value of the assets to be acquired. • Monthly users grew to 57 million (3/2018 to 10/2018) • Elimination of duplicative expenses and resources reduced monthly OpEx of Say Media by ~$250k per month on a go forward basis (8/2018) Resulting Say Media asset is EBITDA positive as of September 2018 (unaudited), based on cost reductions and reliance on Maven resources for some functions Outstanding liabilities will be retired with proceeds from December 2018 financing 5 December closing supports consolidated financial reporting in Q1, 2019

Transformation In Value Before and after two mergers and financing, at funding close Before Series H Financing (6/2018) After Q4/18 Financing and Say Media Transaction Close (12/2018) Small start - up, speculative outcome NY Times scale , large enterprise 6 million users Over 100 million users 1 $1mm annualized revenue Forecasted $30 million annualized revenue Significant debt overhang, dilution concern Resolved , debt paid, cash need gone Burning $600k each month Forecasted pro - forma adjusted EBITDA 2 positive , lines cross 12/2018 Pre - merger, execution risk Both mergers closed, funded, final Financial uncertainty, post merger Costs concerns, integration risk Concern new supply unmonetized Platform uncertainty Efficiencies realized $5mm cuts, EBITDA+, unified ARPU outpacing supply increase Platforms already integrated Major agency support still unproven New Maven scale on all leading ad platforms Small Product/Engineering team 3 teams unified, major media quality Maven Brand unknown Major media now covering Maven 25 household brands added History, Bio, Ski, Maxim NFL Network Top finance/political sites 6 1: Audience number represents the combination of monthly unique visitors for each of the 3 companies, as reported by Google A nal ytics 2: Adjusted EBITDA removes non - recurring expenses and costs related to Say Media and HubPages acquisitions

Media Industry: Maven Now Has The Scale To Win Advertisers Seek Quality and Fear The Power of the Duopoly Facebook and Google receive 85% share of digital media growth 1 Brands and Agencies only buy from top 300 media properties 2 Publishers Seek Sustainable Economics As The Duopoly Restricts Speech and Revenue YouTube unveils new monetization rules killing ad revenue for small creators 3 Facebook changes algorithm to show fewer posts from brands and publishers, a seismic shift 4 7 Sources: 1 The Guardian , 2014 2 The Balance, 2017 3 Gizmodo 2018 4 NBC News , 2018 "We kind of chased the dream of endless supply of websites and places to advertise. What we found is yes, you can buy anywhere, and you can get it really cheap. And you get what you pay for." Marc Pritchard, Proctor & Gamble, AdAge , 2018 "The Facebook changes, along with updates the platform made to its branded - content policy in late January, could erase not just an income stream for many of these pages but the jobs of seeding and managing them that some talent agencies created." Max Willins , Digiday , 2018 To succeed in today’s media market requires scale, quality, and independence from duopoly control of distribution, monetization, and consumer reach

Facebook Has Abandoned Independent Journalists Facebook once promised a home and business model for publishers, then abandoned the promise The result: An immediate market opportunity to relocate the best independent creators and unite them Mike Shields, April 16, 2018 “These are exactly the kind of publishers the startup Maven is trying to court. The company, led by digital veterans James Heckman and Josh Jacobs, is promising a new platform for small to mid - sized publishers that will provide them with uniform publishing and ad tech and centralized ad sales - aimed at helping them compete with Facebook and Google.” 8 Yossarian Johnson, Founder The Intellectualist Then Facebook changed the rules … … and Yossarian took his 335 K - strong audience to Maven. News + Current Events Targeting 2000 influential independent publishers, Maven is growing fast Working for over 3 years, Yossarian grew a business with 335k readers on Facebook

Facebook Is Silencing Political Speech Maven’s growth is driven by a flood of independent journalists and entrepreneurs looking for a new home LA Times, October 11, 2018 “Facebook said Thursday that it has purged more than 800 U.S publishers and accounts for flooding users with politically oriented content that violated the company's spam policies, a move that could reignite accusations of political censorship.” 9 Dr. Boyce Watkins Black Wealth Demonetized and then shut down for alleged ‘racism’ Dr. Watkins moved to Maven to ensure a platform for his message and business Syracuse professor focused on black financial empowerment Political sites across the spectrum are flocking to Maven Dr. Watkins built a Facebook presence with over 6 million followers

A Curated Coalition of Experts The Only Proven Model For Independent Media Success 10 Quality Scale Growth Efficiency Economics A coalition of the worlds best content creators, by invite only Selling advertising under a single brand umbrella With unified, shared, traffic distribution Leveraging a single, industry leading, technology platform With premium ad revenue and shared costs that create sustainable independent businesses

Thousands In Maven Pipeline, Momentum Growing 2018 Whistler Coalition Conference established Maven as the leading alternative Major news media reporting Maven’s momentum, in offering professionals a sustainable future Maven in a proprietary position to on - board orphaned independent media industry In a recent call of unity, hundreds of top “Maven’s” travelled from all over the world, to see Maven’s offering and began unifying into a global coalition Maven’s coalition has grown millions of consumers organically - while HubPages and Say Media founders, as well as their top publishers joined the coalition conference and committed. Notably, History.com joined, after reviewing merger, bringing 20 million viewers into the coalition. 11

Working Only With Proven Content Leaders, Maven Growth Is Repeatable And Low Marginal Cost Targeting a pipeline of 2 - 3000 independent Mavens, growth is expected to continue in 2019/20 12 Growth driven by efficient coalition member acquisition Maven model eliminates content cost risk Maven model grows traffic rapidly and organically • We directly import maven businesses (content + audience) on to our platform, with very low incremental costs per migration - the secret to our fast, efficient growth • A team, technology and fair business model that top journalists are willing to entrust their business to • Content costs are born by mavens, with a revenue share based on the monetization of their content • The market determines which content areas are relevant - we partner with the leaders • Coalition membership is invite only - mavens are proven leaders, with existing organic traffic • Each migration to Maven platform brings an average of hundreds of thousands of new readers to the coalition

Maven : The Only Curated, Full Service, Platform

	A La Carte Technology (Publisher Maintains)	Shared Platform / Full Service (Platform Maintains)
Closed / Paid (license and/or rev share)	Arc Hosted CMS Ad Networks Header Bidding/SSPs Taboola/Outbrain	MAVEN™
Open / Free	WordPress RebelMouse Drupal Disqus	YouTube Facebook Medium Twitter

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Maven’s End - to - End Business Platform A comprehensive solution that provides all the technology and services required for success 14 Technology Monetization Distribution Content Management System Ad Platform Stack Mobile App - CRM + Notifications Community Management Ad Sales SEO + Social Amplification Video Publishing Tools Memberships Traffic Cooperative Independent Publishers Content + Community Engagement Reporting/Billing Syndication Partnerships Site Creation & Branding Classification + Interest Graph Audience Management + Analytics Agency Trading Desk / PMP Media Embeds: podcast, video, social All coalition partners migrate their businesses to our shared technology platform

Maven Is Trusted By Premium Independent Media 15

Premium Content, One Platform, One Brand For advertisers, Maven is a single site partner with scale, quality, data, and full support for all agency buying models 16 Maven Business and Publishing Platform Shared technology creates seamless ad integrations and low marginal cost for growth Maven Advertiser Go To Market Access to 100+ million users via direct sales and programmatic buying from a single source Professional Brands Independent Journalists Expert Writers

0 K 20,000 K 40,000 K 60,000 K 80,000 K 100,000 K 120,000 K 140,000 K 160,000 K 180,000 K Comcast NBCU CBS Interactive Twitter Turner Digital Hearst USA Today Maven Washington Post New York Times Fox News Vice Media Buzzfeed Top US News Destinations - Comscore March 2018 Combined Scale Creates A ‘Must Buy’ Media Brand 17 1: Maven number represents the combination of monthly unique visitors for each of the 3 merged companies, as reported by Goog le Analytics; comparison companies from March 2018 Comscore 1

Operating Leverage Realized At Close Of Mergers

Combined operations expected to demonstrate EBITDAS+ and $30M revenue run rate during December

December 2018 Adjusted Pro-Forma (1st month expected, post close)	
Average Monthly Visitors[3]	110,000,000
Gross Revenue	$2,540,526
Cost of Revenue	$1,200,638
Gross Profit	$1,339,887
Adjusted OpEx[1]	$1,278,470
Publisher Development/Guarantee	$40,000
Adjusted EBITDA[2]	$21,417
Annualized Revenue Per User (ARPU)	$0.28

- Revenue up, costs going down
- $5M in annualized cuts complete
- Senior management team reduced
- Product/Engineering team reduced
- Physical operations consolidated
- New scale increasing ad revenue
- Gross profit and ARPU grew with scale
- Revenue expected to hit $2.5M (monthly)

Merger expected to close, prior to or by 12/12/2018, simultaneous with funding and expected to be the first complete or near complete month with combined financials. The above proforma is intended to demonstrate the expected combined efficiencies and operating leverage outcome from merger, and adjusted OpEx and related EBITDAS does not include non-recurring expenses/costs/severance related to Say Media and HubPages acquisitions and related one-time financial requirements.

1: Adjusted OpEx removes non-recurring expenses and costs related to Say Media and HubPages acquisitions
2: Adjusted EBITDA removes non-recurring expenses and costs related to Say Media and HubPages acquisitions
3: Per Google Analytics, not de-duplicated across companies

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Leveraged Monetization With Growing ARPU Having achieved required scale for premium advertising, focus shifts to Annualized Revenue Per User (ARPU) 19 Shared distribution, shared advertising scale, shared platform, shared brand creates operating leverage • Low marginal cost for each additional maven is expected to maintain low growth in OpEx as coalition • New publishers increase total users and visitor frequency, which drives up ARPU • Category leadership, brand strength, and investments in monetization also drive increases in ARPU and produce growing margins and profitability ($20,000,000) $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $0.10 $0.20 $0.30 $0.40 $0.50 $0.75 $1.00 Annualized Revenue Per User (ARPU) Example: Operating leverage, growing ARPU with 100m users Revenue Annual Gross Profit Annual OpEx Annual EBITDAS Annual

A Team Of Proven Entrepreneurs 20 James Heckman CEO & Founder Paul Edmondson COO Ben Trott CPO Josh Jacobs President Andrew Kraft CRO Ben Joldersma CTO

Founded in 1990, NFL Exclusive, a joint venture with the NFL, operated profitably, converted to Rivals.com Founded in 1997, still operating profitably at Yahoo! today Founded in 2001, sold to Fox, operating now at CBS Founded in 2007 , by Fox, Disney, Comcast Founded in 2008, sold to Yahoo! In 2011 . Foundation of a multi - billion dollar ad business for Yahoo/AOL/MSN today 32 separate media entities, marketed under unified NFL Exclusive brand 1600 publishers in US and Europe College sports community focus, $18MM revenue Co - architected business plan within Fox, and helped lead founding coalition of leading publishers to create a premium video destination A coalition of major media companies, including MSN, AOL and Yahoo! First digital media coalition model created Proved the coalition model works for engagement, advertising, and traffic Pioneered dual revenue stream model for coalitions (advertising + subscription) Added co - ownership to the model to align interests; shared single brand and tech platform Created agency partnership model for premium advertising A 27 Year History Creating Successful Coalitions 21

Enterprise Valuation Context

Maven does not believe there are direct public comps (curated, single platform, media business model, no content ownership), but believe the following transactions reflect market valuation of similar business models historically, and can be used as approximate benchmarks for Maven current state, assuming combination of Maven, HubPages, and Say Media..

Combined Entity Pro Forma Attributes (forecasted) Q4 2018: Users: ~100m[1], Revenue (Q4 18 Annualized) : $30m, adjusted EBITDA[2] positive

Valuation Comparisons

Company	Price	Transaction	UU's	PPU	Revenue	P/RX	ARPU
Rivals	$100M	M&A, 2007	2M	$50.00	$15M	6.7	$7.50
Scout	$60M	M&A, 2005	2M	$30.00	$10M	6.0	$5.00
Huffington Post[3]	$315M	M&A, 2011	28M	$11.25	$50M	6.3	$1.79
Bleacher Report[4]	$175M	M&A, 2012	10M	$17.50	$40M	4.4	$4.00
Business Insider	$442M	M&A, 2015	76M	$5.82	$75M	5.9	$0.99
Comp Average	**$218M**	**M&A**	**26M**	**$21.14**	**$33m**	**6.9**	**$3.22**
Maven		PIPE	100M		$30M		$0.30

Business Insider Acquisition, Sept. 2015

BUSINESS INSIDER

German publishing powerhouse Axel Springer buys Business Insider at a whopping $442 million valuation

Monthly Users : 76m

Price Per User: $5.81

At $442 million, Axel Springer valued Business Insider at 6X its forward revenue projection, which is roughly in line with how AOL valued The Huffington Post

1: Audience number represents the combination of monthly unique visitors for each of the 3 companies, as reported by Google Analytics
2: Adjusted EBITDA removes non-recurring expenses and costs related to Say Media and HubPages acquisitions
3: Forbes : Turner buys BleacherReport
4: Forbes : Turner buys BleacherReport

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MVEN Shareholders Founder and Bank represent significant skin in the game, operational involvement Over 50% of shares owned by four entities Major shareholders committed to building long - term value Major shareholders focused on NASDAQ listing, post merger B Riley invested $3 million in previous round of funding and representative joined board Dialectics invested $4 million in previous found of funding and CEO joined board as Chair Founder (Heckman) recently invested $2M into company 23

Maven Helps All Digital Media Stakeholders Technology they could never create, distribution they could never reach, and revenue previously unavailable to independent publishers. MAVENS Premium quality, well - lit environment, scale, data, transparency and deep engagement. ADVERTISERS Experts delivering exclusive content major media will never deliver; like - minded community to share and consume as engaged group CONSUMERS Own a proven platform, already scaling. Assets are real, wholly independent of third - party licenses or distribution. Operating leverage maximized via single platform, network model. INVESTORS 24

Thank You Contact: ir@maven.io